UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 18, 2008

Acorda Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50513	13-3831168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15 Skyline Drive, Hawthorne, NY	10532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (914) 347-4300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On August 19, 2008, Acorda Therapeutics, Inc. (the “Registrant”) announced that the underwriter of its public offering of common stock that was announced on August 7, 2008 has exercised its entire option to purchase an additional 600,000 shares of common stock at the public offering price of $28.50 per share. The exercise of the option increases the size of the offering to an aggregate of 4,600,000 shares of common stock.

The offering is being made pursuant to the Registrant’s shelf registration statement on Form S-3 (Registration No. 333-152826) filed with the Securities and Exchange Commission (the “Commission”) on August 6, 2008, including a related prospectus and prospectus supplement that the Registrant filed with the Commission on August 7, 2008.

The Registrant’s press release announcing that the underwriter has exercised its entire option is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

99.1	Press Release dated August 19, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

August 19, 2008	By:	/s/ David Lawrence
		Name:	David Lawrence, M.B.A.
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 19, 2008